UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2004

ZOLL MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-20225	04-2711626
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

269 Mill Road, Chelmsford, Massachusetts, 01824

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 421-9655

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Certain statements contained in this Current Report on Form 8-K and the documents incorporated by reference herein, including statements regarding anticipated development of ZOLL Medical Corporation’s (the “Registrant’s”) business, anticipated growth in the North American EMS market, the Registrant’s anticipated spending levels, anticipated growth in the international market and the AED market, and the Registrant’s outlook for the remainder of the year and future years are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions which are predictions of or indicate future events and trends and which do not relate to historical matters identify forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to those factors discussed in the section entitled “Risk Factors” in the Registrant’s Quarterly Report on Form 10-Q filed on August 18, 2004, including the future performance of the direct sales operations, as well as uncertainties regarding the market acceptance and profitability of the Zoll AED Plus and AutoPulse products, the length and severity of the current economic slowdown and its impact on capital spending budgets, the reduction in overall capital equipment expenditures in hospital and prehospital markets, the impact of governmental budget restraints on the purpose of capital equipment, the continued war in the Middle East, the impact of the war on terrorism, the integration and successful operation of Revivant Corporation, the potential disruption in the transportation industry and the Registrant’s supply chain and product distribution channels and the desire or ability of other parties to purchase the Registrant’s products. The Registrant disclaims any obligation to update any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise.

Item 1.01. Entry Into a Material Definitive Agreement.

On November 9, 2004, the Registrant issued to each of its non-employee directors a non-qualified option to purchase 1,000 shares of the Registrant’s common stock pursuant to the ZOLL Medical Corporation Non-Employee Directors’ Stock Option Plan.

The exercise price of each option is $33.04 per share, the closing price of the Registrant’s common stock on November 9, 2004. The options vest in accordance with Section 1 of each respective Non-Qualified Stock Option Agreement for Non-Employee Directors by and between the Registrant and each individual non-employee director.

A copy of a form of Non-Qualified Stock Option Agreement for Non-Employee Directors under the ZOLL Medical Corporation Non-Employee Directors’ Stock Option Plan is filed as Exhibit 10.1 hereto.

The full text of the Non-Qualified Stock Option Agreement by and between the Registrant and James W. Biondi, M.D. dated November 9, 2004 is filed as Exhibit 10.2 hereto.

The full text of the Non-Qualified Stock Option Agreement by and between the Registrant and Willard M. Bright dated November 9, 2004 is filed as Exhibit 10.3 hereto.

The full text of the Non-Qualified Stock Option Agreement by and between the Registrant and Thomas M. Claflin, II dated November 9, 2004 is filed as Exhibit 10.4 hereto.

The full text of the Non-Qualified Stock Option Agreement by and between the Registrant and Robert J. Halliday dated November 9, 2004 is filed as Exhibit 10.5 hereto.

The full text of the Non-Qualified Stock Option Agreement by and between the Registrant and Daniel M. Mulvena dated November 9, 2004 is filed as Exhibit 10.6 hereto.

The full text of the Non-Qualified Stock Option Agreement by and between the Registrant and Benson F. Smith dated November 9, 2004 is filed as Exhibit 10.7 hereto.

Item 2.02. Results of Operations and Financial Conditions.

On Thursday, November 11, 2004, at 10:30 a.m. Eastern Standard Time, the Registrant held a conference call for investors, analysts and other interested parties to discuss items in the Registrant’s November 11, 2004 press release. A copy of the transcript of the conference call is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1	Form of Non-Qualified Stock Option Agreement under the ZOLL Medical Corporation Non-Employee Directors’ Stock Option Plan.

10.2	Non-Qualified Stock Option Agreement by and between ZOLL Medical Corporation and James W. Biondi, M.D. dated November 9, 2004.

10.3	Non-Qualified Stock Option Agreement by and between ZOLL Medical Corporation and Willard M. Bright dated November 9, 2004.

10.4	Non-Qualified Stock Option Agreement by and between ZOLL Medical Corporation and Thomas M. Claflin, II dated November 9, 2004.

10.5	Non-Qualified Stock Option Agreement by and between ZOLL Medical Corporation and Robert J. Halliday dated November 9, 2004.

10.6	Non-Qualified Stock Option Agreement by and between ZOLL Medical Corporation and Daniel M. Mulvena dated November 9, 2004.

10.7	Non-Qualified Stock Option Agreement by and between ZOLL Medical Corporation and Benson F. Smith dated November 9, 2004.

99.1	Transcript of ZOLL Medical Corporation conference call held November 11, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ZOLL Medical Corporation

Dated: November 15, 2004	By:	/s/ Richard A. Packer
	Name:	Richard A. Packer
	Title:	President

Exhibit Index

10.1	Form of Non-Qualified Stock Option Agreement under the ZOLL Medical Corporation Non-Employee Directors’ Stock Option Plan.

10.2	Non-Qualified Stock Option Agreement by and between ZOLL Medical Corporation and James W. Biondi, M.D. dated November 9, 2004.

10.3	Non-Qualified Stock Option Agreement by and between ZOLL Medical Corporation and Willard M. Bright dated November 9, 2004.

10.4	Non-Qualified Stock Option Agreement by and between ZOLL Medical Corporation and Thomas M. Claflin, II dated November 9, 2004.

10.5	Non-Qualified Stock Option Agreement by and between ZOLL Medical Corporation and Robert J. Halliday dated November 9, 2004.

10.6	Non-Qualified Stock Option Agreement by and between ZOLL Medical Corporation and Daniel M. Mulvena dated November 9, 2004.

10.7	Non-Qualified Stock Option Agreement by and between ZOLL Medical Corporation and Benson F. Smith dated November 9, 2004.

99.1	Transcript of ZOLL Medical Corporation conference call held November 11, 2004.